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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 15, 2007
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                Teleconnect Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                   Centro Comercial Camojan Corner, 1(a) plta
                      Camino de Camojan, Urb. Sierra Blanca
                         29603 Marbella - Malaga, Spain
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                    (Address of principal executive offices)

                               011-34-95-202-9400
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name and former address, if changed since last report)


     Florida                        0-230611                     52-2137517
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  (State or other                 (Commission                (I.R.S. Employer
  jurisdiction of                  File Number)             Identification No.)
  incorporation)


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ITEM 4.01   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Murrell, Hall, McIntosh & Co., PLLP, the previous independent registered public accounting firm of Teleconnect Inc. (the "Company") for the fiscal year ended September 30, 2006, resigned on September 24, 2007, from further audit services to the Company.

         Effective October 15, 2007, Teleconnect Inc. appointed Coulter & Justus, P.C. as its new independent public accounting firm. Coulter & Justus, P.C. is located at 900 South Gay Street, Suite 700, Riverview Tower, Knoxville, TN 37902; telephone 865-637-4161. Prior to its engagement, Coulter & Justus, P.C. had not performed any accounting or other services for the Company.






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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2007                               Teleconnect Inc.

                                                     /s/ Gustavo Gomez
                                                     ---------------------------
                                                     Gustavo Gomez, President